EXHIBIT 99.1

Company Presentation OTCQB: RIII August 2021

2 This presentation contains “forward-looking statements”. These statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which are outside of our control and all of which could cause our actual results to differ materially from the results expressed or implied in the forward-looking statements. Forward-looking statements should not be unduly relied upon, and we do not undertake any obligation to update forward-looking statements following the date this presentation is first made to you. DISCLAIMER

Early stages of technology adoption; projected hyper-growth opportunities Growth Areas: North America Will continue to seek strategic acquisitions CEO has over 30 years of experience in public equity and M&A Engineering and Technical team are leaders in Infrastructure, Production Engineering, Utility Management with a combined 90 years of experience Operators of acquired businesses remain with the business RIII is a holding company focused on infrastructure, medical, utilities, clean technology related industries Today there are 4 portfolio entities with more targeted acquisitions providing services to commercial, industrial and Government based clients RENAVOTIO AT A GLANCE 3

TWO SYNERGETIC SEGMENTS Re-imagining infrastructure with next generation technologies: GIS / Mapping Smart Utility Sensors Satellite Communication and Sensors High cash flow and ROIC businesses providing essential services to: Utilities – water, energy, gas Medical PPE Transportation Local Municipalities Infrastructure Management Telecommunications (fiber) Businesses feed one another through higher valued added services and a deep set of customer relationships INFRASTRUCTURE SERVICES GEOSPATIAL TECHNOLOGY Leverage relationships and know-how for new product launches Core analytics platform for tagging field assets with significant potential growth in smart sensors and IOT, large base commercial, municipal, state and federal government clients Significant customer relationships, specialized equipment and long-term medical supply contracts 4

HOW WE VIEW INFRASTRUCTURE noun [C] The basic structure of an organization or system which is necessary for its operation, esp. Public water, Energy, and Systems for Communication and Transport. Energy Telecom/Tech/IoT Transport – Air Transport – Ports Transport – Rail Roads & Bridges Water *2017 American Infrastructure Report Card. Total Infrastructure Spend in the United States by 2040: $93.2 Trillion* Projected Infrastructure Spending Provides Ample Opportunities for Renavotio In ($) trillions 5

INFRASTRUCTURE / SERVICES RI’s infrastructure business was started in the late 1960s by individuals who noticed a decline in the public water sources due to point source and non-point source pollution. Today this business has a significant collection of operations in the Midwest: Subsurface Utility Engineering (SUE) used to map and maintain underground utility infrastructure Telecommunications engineering services and 5G installation for telecom SELECTED CURRENT PROJECTS Municipal water replacement project Municipal smart meter installation projects National GG installation projects Fiber Optic 5G installation Multiple water district management programs Acquire Mask, Gown and Glove Manufacturing runs and production companies. Smart Utility and Engineering used to manage both commercial and Government facilities with proprietary utility management technology 6 Integrated Smart Utility and Engineering Services with a Strong Reputation for Excellence

7 Smart Cities/Utility – Energy Management P3 (Public/Private/Partnership – all or partial funding Design/Build/Operate/Maintain Tech upgrades – ongoing services and monetization Fed/State/Muni Contractors Staffing – Engineers, Systems/IT/Project Management Design Build - E&C IDIQ – Telecom and Engineering PPE-PPE Manufactures, Medical Distributors, Federal, State, Medical End User Telecom Engineers and Contractors Telecom Engineering Project/Program Management Low Latency and Carrier/Enterprise Services Design/Build – Operate/Maintain Targeted Vertical Markets 7

8 Portfolio Company, Utility Management and Construction Company

Specializes in the management and operations of small utility systems: Rural Waters Systems Public Trusts or Authority Including record keeping, reporting, budgeting, customer correspondence, billing and engineering Has expertise in water system management including: DEQ requirements and regulations Water treatment Utility engineering Utility accounting Gas distribution including OCC and DOT requirements and regulations About Utility Management & Construction Company Founded in 1962 A full-service utility contractor providing engineering, construction, and construction supervision Provides turn-key management solutions for small water and wastewater systems Cross-Bo Construction (subsidiary) is a full-service utility and excavation company specializing in water, sewer and Telcom design and installation 9

UMCCO manages all billing for its districts Bills are generated from meter readings and are sent directly to customers on behalf of districts (paper & e-billing Annual Budget is built for the districts to revise and approve 3rd Party Accounting auditing is scheduled annually for each district UMCC – ‘Outsourced Utility’ as-a-Service Each client enters into a long-term, binding contract becoming a “contracted revenue stream” Services Agreements average 25% IRR (18% to 35%) UMCCO adheres to a best practices approach with its underwriting policy Each contract features an agreed upon payment schedule of monthly service fees, has no early termination option. UMCCO owns and maintains all equipment, with remote control capabilities and the right to suspend service; Virtual Utility business model 10

TECHNOLOGY FOR UTILITIES Our technology platform provides location, visualization, processing and analysis of geographic information, boosting efficiency of utility mapping workflows and reducing operational and maintenance costs Accurate and efficient results. Locate with a mobile phone or specialized GPS hardware. Share any dataset or specific area to be visualized on the phone in the field (and even without internet connection) to facilitate and perform the location process. 11 This technology offers two principal products: One enables local and distributed teams to do field data collection using mobile devices (iOS and Android) and manage all geospatial data using a web interface One is a collection of components and application program interfaces (APIs) that make it easy to create a full, custom mapping solution very quickly. These components enable extensive and intensive data analysis, routing and dissemination of geospatial information. Licensed Technology Solutions Business Provides GIS solutions, infrastructure management and “smart city” infrastructure technology to construction, environmental consulting, utility and government clients in the United States.

Meter Reading and Maintenance Meter reading is the of utility cornerstone management We use the latest technology in capturing customer data We read meters blindly and our system prompts if a reading is out of range We re-read when data falls out of range We push technology into the districts where we can! An asset management approach is taken with respect to system maintenance Electronic workflow management allows our customers to submit work requests directly via phone, web, or email Work requests can never disappear Routine service work automatically generates a work order Step-by-Step tasks are built for routine maintenance Reports indicate the health of the system Workflow Management 12 12

Testing and Analysis UMCCO Technicians are trained to perform all routine testing and analysis UMCCO Technicians perform sampling for 3rd party analysis We maintain Chain of Custody documentation for all samples UMCCO shares and interprets the results of all 3rd party analysis Action plans are generated for out of tolerance results 13

Construction as a General Contractor Cross-Bo bi

ds and performs construction work for Utility Authorities and Rural Water Districts Cross-Bo provides general excavation and dirt work for local contractors Cross-Bo provides delivery services for dirt and aggregate material using our dump trucks Cross-Bo acts as sub-contractor on road projects and utility relocations. Cross-Bo Provides Maintenance Service to Municipal Water and Wastewater Treatment Facilities Cross-Bo Construction is the dedicated contractors for each of our 10 districts As a dedicated contractor, Cross-Bo can perform jobs on either a bid or a contractual T&M rate T&M contracting mitigates risk for the Districts Single-Source contracting ensure that all work in the district meets our standards Districts DO-NOT pay to have work done twice!! (no bonding required) Cross-Bo Construction, a subsidiary of UMCCO, has expertise in utility system installation and maintenance. Cross-Bo provides the hard assets and expertise to install pipeline for water, wastewater, storm water and gas systems up to 36 inches in diameter. Cross-Bo competes in the municipal utility bidding market for installation of water, wastewater, storm water, and gas system construction and installation. Cross-Bo has expertise in the installation of HDPE, Pand Ductile piping Systems, Fiber Optic, 5G Cross-Bo works as a Preferential Contractor for many municipal systems providing maintenance support    About Cross-Bo Construction Construction as a Preferential Contractor 14 14

15 Medical PPE Marketing

16 Medical PPE Marketing  Renavotio continues to focus on the Personal Protective Equipment (PPE) markets Secured production of PPE to supply third parties with masks, gloves and gowns Completed over 4 million dollars in PPE sale in the last 12 months We are now focusing on US made and/ or products being delivered by direct from the factory to the US, allowing RII to physically inspect the origins, quality and quantity to minimize any future risks We are already focused on additional PPE transactions that will continue our forward progress into 2021 The Company continues to focus on developing a customer supply base to provide both short and long-term PPE buying opportunities. 16

Brand Protection with ‘VerifyMe’ RAINBOWSECURE® MARKING SYSTEM The RainbowSecure® marking system – The world’s most advanced invisible covert serialization and authentication solution. Deployed through variable digital printing on HP Indigo printing systems RainbowSecure® Invisible Authentication Ink Invisible Marking and Serialization Solution Stops Product Diverters and Counterfeiters in their tracks Integrated Dual Authentication and Tracking with VeriPAS Software (Patent Pending) VERIPAS® MOBILE AUTHENTICATION The VeriPAS® tracking and authentication system – utilizing the power of invisible decoding and verification in the field, for tracking and investigating product diversion and counterfeiting. Smartphone-enabled for quick and easy checks in the field. Powered by an advanced GS-1 compliant cloud-based track and trace software system (Patent Pending) VeriPAS® Mobile Authentication and Tracking Dual authentication with overt and covert serial codes Cloud-based and smartphone-enabled Combines the power of RainbowSecure® invisible marking with cloud-based authentication and tracking API enabled for third-party track and trace systems 17

Wanda SD



WANDA SD

- Wanda SD is an affordable disinfecting robot that can protect public spaces from dangerous germs and viruses. It can be guided into a space via a smart device.

- Wanda uses UVC lights to disinfect everything from plants and warehouses to hotels, office buildings and airplanes. Wanda features a 42-inch light tower with dual 50-Watt UVC lights and floor spotlights that kill 99 percent of harmful pathogens.

- Sitting on a base of 17" x 17" with a height of 42" allows Wanda to easily move between rooms of residential, commercial, and industrial buildings

WANDA SD

- 99.9% Kill rate for pathogens
- Made in USA and 3D Printed
- Auto UVC light shutoff
- Perimeter monitoring with PIR
- Secondary perimeter monitoring
- With ultrasound
- UVC 42" high tower gets to most
- working surfaces
- UVC spotlights for floor cleaning
- Sanitizing completed text message
- Extensive logs for task validation
- Separate UVC lamp on/off monitor
- +1 Day operations with single charge
- EZ charging of the unit
- Long lamp life
- Messaging system
- iOS and Android apps for controlling and managing Wanda SD

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19 Advisor to Renavotio: Kevin Harrington An original “shark” on the hit TV show Shark Tank, Kevin’s company has launched massively successful products like The Food Saver, Ginsu Knives, The Great Wok of China, The Flying Lure, and many more He has worked with amazing celebrities turned entrepreneurs including: Billie Mays, Tony Little, Jack Lalanne, and George Foreman www.kevinharrington.tv The following website were built for Renavotio by Cicero Transact, (www.cicerotransact.com): https://renavotio.com https://hospitalnewshubb.com https://medicalnewshubb.com https://5gnewshubb.com https://waternewshubb.com https://telecommnewshubb.com All opportunities throughout these portals will be directed to each related Renavotio operating subsidiary

SEASONED LEADERSHIP TEAM Name & Position Years Exp. Previous Company’s Experience 20

1 INITIAL ROLL UP INCLUDES THREE COMPANIES 2 EXPAND ENGINEERING COMPANY TARGETING TELECOM SMARTCITY SECTOR, SECURE MANUFACTURING RUNS OF PPE PRODUCTS 3 N. AMERICA EXPANSION 4 GEOSPATIAL ENABLED IOT/SENSOR SOLUTIONS 5 ACCRETIVE ACQUISITIONS Tactical Focus Attractive growth-oriented business plan focused on creating shareholder value both organically and targeted M&A OPERATIONAL EXCELLENCE CUSTOMER LED R&D Close 3-4 proof of concepts (PoC) Commercial rollout of 1-2 new products from PoC Develop value-added reseller partnerships to expand company products and services Centralize accounting and HR functions across companies Holding company level CRM Prepare organization for synergetic acquisitions and systemized integration for more efficient onboarding Target future acquisitions of infrastructure and medical PPE services Sectors: Medical PPE/Infrastructure/ Smart Utility Geographic Focus: West, Midwest and East Coast Transaction Type: Ownership transition, closely held Invest in product development, service, contracting and business development for technology services CAPITAL ALLOCATION 21

Company Contacts Renavotio, Inc. 601 South Boulder Ave., Suite 600 Tulsa, OK Phone: (888) 928 1312 Email: info@renavotio.com Web: www.renovotio.com Investors Relations Contacts Matthew Abenante, IRC, Senior Account Manager Skyline Corporate Communications Group, LLC One Rockefeller Plaza, 10th Floor New York, NY 10020 Office: (646) 893-5835 X103 Email: mabenante@skylineccg.com Website: www.skylineccg.com From the Latin word ‘Rena’ meaning Reborn Contact Us: